                      FIRST AMENDMENT TO AMENDED AND RESTATED
                                EMPLOYMENT AGREEMENT





     This is the First Amendment to the Amended and Restated Employment Agreement which was entered into in May, 1997 and was effective as of June 11, 1996 ("Agreement"), between Ameron International Corporation, a Delaware corporation (the "Company") and James S. Marlen (the "Employee").


                                          I.

     Paragraph 10.5 of the Agreement is hereby amended to delete the paragraph on pages 7 and 8 which immediately follows paragraph 10.5(4) and begins with the words "Notwithstanding any other provisions..." and ends with the words "...the provisions of Exhibit "T."," and replace the paragraph which is deleted with the following paragraph, which shall read as follows:

          "Notwithstanding any other provisions in this Agreement or any other agreement, plan or arrangement, if any payment or benefit received or to be received by Employee, whether under the terms of this Agreement, or any other agreement, plan or arrangement with the Company or any person affiliated with the Company (all such payments and benefits being hereinafter referred to as "Total Payments") would be subject, in whole or in part, to taxes imposed by IRC Section 4999, then an additional gross-up payment shall be made to Employee in accordance with the provisions of Exhibit "T" hereof, the provisions of which Exhibit are hereby fully incorporated herein by reference, such that, after payment of all Federal, state and local income, employment and excise taxes, Employee will be in the same after-tax position as if no excise taxes (or interest or penalties thereon) had been imposed."


                                         II.

     Exhibit T to the Agreement is hereby amended and restated in full to read as set forth in Exhibit T which is attached to this First Amendment to the Agreement.

                                         III.

     All other terms and conditions of the Agreement are hereby ratified and confirmed.


                                   Exhibit 10
                                       22

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Agreement effective as of May 15, 1998.


AMERON INTERNATIONAL CORPORATION

By: /s/ A. Frederick Gerstell
   --------------------------------
   A. Frederick Gerstell
   Chairman, Compensation & Stock Option Committee
   Board of Directors


EMPLOYEE

    /s/ James S. Marlen
------------------------------
      James S. Marlen

                                   EXHIBIT T

                                  Exhibit "T"
                                 (Page 1 of 1)


     If any portion of the Total Payments (as defined in Paragraph 10.5 of the Agreement) shall be subject to excise tax pursuant to Section 4999 of the Internal Revenue Code of 1986, or any successor or similar provision thereto, or comparable state or local tax laws, the Company shall pay to the Employee such additional compensation as is necessary (after taking into account all Federal, state and local income, employment and excise taxes payable by the Employee as a result of the receipt of such additional compensation) to place the Employee in the same after-tax position he would have been in had no such excise tax (or any interest or penalties thereon) been paid or incurred. The Company shall pay additional compensation upon the earlier of (i) the time at which the Company withholds such excise tax from any payments to the Employee or (ii) 30 days after the Employee notifies the Company that the Employee has filed a tax return which taxes the position that such excise tax is due and payable in reliance on a written opinion of the Employee's tax counsel or accountant that it is more likely than not that such payment with respect to any such excise tax is due and payable. If the Employee makes any payment with respect to any such excise tax as a result of an adjustment to the Employee's tax liability by any Federal, state or local authority, the Company will pay such additional compensation within 30 days after the Employee notifies the Company of such payment. Without limiting the obligation of the Company hereunder, the Employee agrees, in the event the Employee makes any payment pursuant to the preceding sentence, to negotiate with the Company in good faith with respect to procedures reasonably requested by the Company which would afford the Company the ability to contest the imposition of such excise tax; provided, however that the Employee will not be required to afford the Company any right to contest the applicability of any such excise tax to the extent that the Employee reasonably determines that such contest is inconsistent with the overall tax interests of the Employee. The Company agrees to hold in confidence and not to disclose, without the Employee's prior written consent, any information with regard to the Employee's tax position which the Company obtains pursuant to this Exhibit T.

                          CHANGE OF CONTROL AGREEMENT



     This change of control agreement (the "Agreement") is made effective as of September 23, 1998, by and between Ameron International Corporation, a Delaware corporation (the "Company") and Javier Solis ("Employee").

                                   WITNESSETH

     WHEREAS, if certain corporate transactions were proposed or pending, such potential transactions could result in distractions to Employee's performance at a critical period; and

     WHEREAS, Employee and Company wish to enter into this Agreement in order to provide security to Employee as a means of maintaining performance under such circumstances;

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the Company and Employee agree as follows:

1.   TERM.

     1.1 The term of this Agreement (the "Term") shall commence on September 23, 1998 and shall be for two years, subject to earlier termination in accordance with the provisions of Section 4 hereinbelow. Beginning on September 24, 1998 and on each day thereafter, the Term shall automatically be extended for an additional day, unless the Company notifies Employee in writing that it does not wish to further extend the Term.

2.   POSITION AND TITLE.

     2.1 The Company, on behalf of itself and its affiliates and subsidiaries, currently employs Employee as Senior Vice President of Administration, Secretary and General Counsel.

     2.2 Employee shall devote substantially all of his efforts on a full-time basis to the business and affairs of the Company and shall not engage in any business or perform any services in any capacity whatsoever adverse to the interests of the Company.

     2.3 Employee shall at all times faithfully, industriously, and to the best of his ability, experience, and talents perform all of the duties of his position.

3.   COMPENSATION.

     3.1 As of the date of this Agreement, Employee's annual base salary is $200,000. Employee's base salary and performance shall be reviewed periodically at intervals determined by the Board of Directors of the Company (the "Board"), and Employee's base salary may be increased from time to time based on merit or such other considerations as the Board may deem appropriate.

4.   TERMINATION OF EMPLOYMENT.

     For purposes of this Agreement only, a Termination Without Cause shall exist if Employee is terminated by the Company for any reason except:

          (1) Willful breach of duty by Employee in the course of his employment or habitual neglect of his duty or continued incapacity to perform it, as contemplated by Section 2924 of the California Labor Code;

          (2) Willful malfeasance or gross negligence by Employee in the performance of his duties;

          (3) Any act of fraud, insubordination or other conduct by Employee which demonstrates gross unfitness for service; or

          (4) Employee's conviction (or entry of a plea of guilty, nolo contendere or the equivalent) for any crime involving moral turpitude, dishonesty or breach of trust or any felony which is punishable by imprisonment in the jurisdiction involved.

     Additionally, if Employee terminates employment with the Company because
(a) Employee's annual base salary is reduced below the amount stated in Paragraph 3.1 hereinabove (unless such reduction is part of an across the board reduction affecting all Company executives with a comparable level of responsibility, title or stature), or (b) Employee is removed from or denied participation in incentive plans, benefit plans, or perquisites generally provided by the Company to other executives with a comparable level of responsibility, title or stature, or (c) Employee's target incentive opportunity, benefits or perquisites are reduced relative to other executives with comparable responsibility, title or stature, or (d) Employee's title, duties or responsibilities with the Company are significantly reduced, or (e) Employee is required to relocate to an area outside the Metropolitan Los Angeles area, such event shall be considered a Termination Without Cause; provided that Employee must furnish written notice to the Company setting forth the reasons for Employee's intention to terminate employment under this paragraph, and the Company shall have an opportunity to cure the actions or omissions forming the basis for such intended termination, if possible, within thirty (30) days after receipt of such written notice.

5.   CHANGE OF CONTROL.

     5.1 In the event of a Change of Control of the Company at any time during the Term of this Agreement, and Employee's Termination Without Cause within a period of twelve (12) months following the date of such Change of Control, Employee shall be entitled to the following benefits:

          (1) The Company shall pay Employee a lump-sum severance amount within thirty (30) days following Termination Without Cause equal to three
(3) times the sum of (a) the higher of the Employee's annual base salary at the time of Termination Without Cause or the annual base salary stated in Paragraph 3.1 above, and (b) the average annual bonus earned by Employee (whether paid in cash or deferred) under the Company's annual bonus plan (currently known as the "Management Incentive Compensation Plan") for the two completed fiscal years immediately prior to Termination Without Cause.

          (2) The Company shall provide for Employee to receive medical, dental, life, and disability insurance coverage for three (3) years following Termination Without Cause at levels and a net cost to Employee comparable to that provided to Employee immediately prior to Employee's Termination Without Cause.

          (3) The Company shall pay Employee an additional lump-sum amount within thirty (30) days following Employee's Termination Without Cause equal to a pro-rated portion of Employee's target incentive bonuses (based on the period prior to Termination Without Cause in proportion to the entire period for which such bonuses are payable) under the Company's annual and long-term management cash incentive plans, which are currently known as the "Management Incentive Compensation Plan" and "Key Executive Long-Term Cash Incentive Plan."

     5.2 In the event of a Change of Control at any time during the term of this Agreement, all unvested restricted stock grants and stock options granted to Employee shall automatically vest in full upon the Change of Control.

     5.3 Notwithstanding any other provisions in this Agreement or any other agreement, plan or arrangement, if any payment or benefit received or to be received by Employee, whether under terms of this Agreement or any other agreement, plan or arrangement with the Company or an affiliate of the Company (all such payments and benefits being hereinafter referred to as "Total Payments"), would be subject, in whole or in part, to taxes imposed by Internal Revenue Code ("IRC") Section 4999, then the Total Payments shall be reduced to the extent necessary so that no portion of the Total Payments shall be subject to the parachute excise tax (the "Excise Tax") imposed by IRC Section 4999 (after taking into account any reduction in the Total Payments provided by reason of IRC Section 280G in any other plan, arrangement or agreement). Total Payments shall not include any amounts which are not considered as "parachute payments" under IRC Section 280G in the opinion of suitable experts selected by the Company's Board of Directors. The Company shall provide Employee with the calculation of the foregoing amounts and any supporting materials reasonably necessary for Employee to evaluate the calculations. Any reduction in the Total Payments in accordance with this Paragraph 5.3 shall be made in such order as may be determined by Employee.

     5.4 As used herein, the term "Change of Control" means either (a) the dissolution or liquidation of the Company, (b) a reorganization, merger or consolidation of the Company with one or more entities as a result of which the Company is not the surviving entity, (c) approval by the stockholders of the Company of any sale, lease exchange or other transfer (in one or a series of transactions) of all or substantially all of the assets of the Company,
(d) approval by the stockholder of the Company of any merger or consolidation of the Company in which the holders of voting stock of the Company immediately before the merger or consolidation will not own fifty percent (50%) or more of the outstanding voting shares of the continuing or surviving entity immediately after such merger or consolidation, or (e) a change of 25% or more (rounded to the next whole person) in the membership of the Board of Directors of the Company within a 12-month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of at least 85% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period.

     5.5 Employee shall not be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to Employee under any provisions of this Agreement, and the amounts payable to Employee hereunder shall not be reduced or offset by any payments received by Employee on account of other employment.

6.   COVENANTS.

     6.1 Employee acknowledges that he has entered into an "Employee Patent Assignment and Non-Disclosure Agreement" with the Company.

     6.2 Employee agrees to provide a release of any claims with respect to termination of his employment on such form as reasonably requested by the Company upon payment of the sums provided in Paragraph 5.1 hereinabove and the Company's agreement to perform its other obligations under this Agreement and any other agreement(s) between the Company and Employee.

7.   MISCELLANEOUS PROVISIONS.

     7.1 All terms and conditions of this Agreement are set forth herein, and there are no warranties, agreements or understandings, express or implied, except those expressly set forth herein.

     7.2 Any modifications to this Agreement shall be binding only if evidenced in writing signed by all parties hereto.

     7.3 Any notice or other communication required or permitted to be given hereunder shall be deemed properly given if personally delivered or deposited in the United States Mail, registered or certified and postage prepaid, addressed to the Company at 245 S. Los Robles

Avenue, Pasadena, CA 91101 or to Employee at his most recent home address on file with the Company, or at such other addresses as may from time to time be designated in writing by the respective parties.

     7.4 The laws of the State of California shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties involved.

     7.5 In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

     7.6 This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the Company and the personal representatives, heirs and legatees of Employee.

     7.7 The term "Company" shall include, with respect to employment hereunder, any subsidiary or affiliate of the Company, as well as any successor employer following a Change of Control.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

BY:  ______________________________________
     James S. Marlen, Chairman of the Board,
     President and Chief Executive Officer


BY:  ______________________________________
     Javier Solis

                           CHANGE OF CONTROL AGREEMENT



     This change of control agreement (the "Agreement") is made effective as of September 23, 1998, by and between Ameron International Corporation, a Delaware corporation (the "Company") and Gary Wagner ("Employee").

                                   WITNESSETH

     WHEREAS, if certain corporate transactions were proposed or pending, such potential transactions could result in distractions to Employee's performance at a critical period; and

     WHEREAS, Employee and Company wish to enter into this Agreement in order to provide security to Employee as a means of maintaining performance under such circumstances;

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the Company and Employee agree as follows:

1.   TERM.

     1.1 The term of this Agreement (the "Term") shall commence on September 23, 1998 and shall be for two years, subject to earlier termination in accordance with the provisions of Section 4 hereinbelow. Beginning on September 24, 1998 and on each day thereafter, the Term shall automatically be extended for an additional day, unless the Company notifies Employee in writing that it does not wish to further extend the Term.

2.   POSITION AND TITLE.

     2.1 The Company, on behalf of itself and its affiliates and subsidiaries, currently employs Employee as Senior Vice President and Chief Financial Officer.

     2.2 Employee shall devote substantially all of his efforts on a full-time basis to the business and affairs of the Company and shall not engage in any business or perform any services in any capacity whatsoever adverse to the interests of the Company.

     2.3 Employee shall at all times faithfully, industriously, and to the best of his ability, experience, and talents perform all of the duties of his position.

3.   COMPENSATION.

     3.1 As of the date of this Agreement, Employee's annual base salary is $200,000. Employee's base salary and performance shall be reviewed periodically at intervals determined by the Board of Directors of the Company (the "Board"), and Employee's base salary may be increased from time to time based on merit or such other considerations as the Board may deem appropriate.

4.   TERMINATION OF EMPLOYMENT.

     For purposes of this Agreement only, a Termination Without Cause shall exist if Employee is terminated by the Company for any reason except:

          (1) Willful breach of duty by Employee in the course of his employment or habitual neglect of his duty or continued incapacity to perform it, as contemplated by Section 2924 of the California Labor Code;

          (2) Willful malfeasance or gross negligence by Employee in the performance of his duties;

          (3) Any act of fraud, insubordination or other conduct by Employee which demonstrates gross unfitness for service; or

          (4) Employee's conviction (or entry of a plea of guilty, nolo contendere or the equivalent) for any crime involving moral turpitude, dishonesty or breach of trust or any felony which is punishable by imprisonment in the jurisdiction involved.

     Additionally, if Employee terminates employment with the Company because
(a) Employee's annual base salary is reduced below the amount stated in Paragraph 3.1 hereinabove (unless such reduction is part of an across the board reduction affecting all Company executives with a comparable level of responsibility, title or stature), or (b) Employee is removed from or denied participation in incentive plans, benefit plans, or perquisites generally provided by the Company to other executives with a comparable level of responsibility, title or stature, or (c) Employee's target incentive opportunity, benefits or perquisites are reduced relative to other executives with comparable responsibility, title or stature, or (d) Employee's title, duties or responsibilities with the Company are significantly reduced, or (e) Employee is required to relocate to an area outside the Metropolitan Los Angeles area, such event shall be considered a Termination Without Cause; provided that Employee must furnish written notice to the Company setting forth the reasons for Employee's intention to terminate employment under this paragraph, and the Company shall have an opportunity to cure the actions or omissions forming the basis for such intended termination, if possible, within thirty (30) days after receipt of such written notice.

5.   CHANGE OF CONTROL.

     5.1 In the event of a Change of Control of the Company at any time during the Term of this Agreement, and Employee's Termination Without Cause within a period of twelve (12) months following the date of such Change of Control, Employee shall be entitled to the following benefits:

          (1) The Company shall pay Employee a lump-sum severance amount within thirty (30) days following Termination Without Cause equal to three
(3) times the sum of (a) the higher of the Employee's annual base salary at the time of Termination Without Cause or the annual base salary stated in Paragraph 3.1 above, and (b) the average annual bonus earned by Employee (whether paid in cash or deferred) under the Company's annual bonus plan (currently known as the "Management Incentive Compensation Plan") for the two completed fiscal years immediately prior to Termination Without Cause.

          (2) The Company shall provide for Employee to receive medical, dental, life, and disability insurance coverage for three (3) years following Termination Without Cause at levels and a net cost to Employee comparable to that provided to Employee immediately prior to Employee's Termination Without Cause.

          (3) The Company shall pay Employee an additional lump-sum amount within thirty (30) days following Employee's Termination Without Cause equal to a pro-rated portion of Employee's target incentive bonuses (based on the period prior to Termination Without Cause in proportion to the entire period for which such bonuses are payable) under the Company's annual and long-term management cash incentive plans, which are currently known as the "Management Incentive Compensation Plan" and "Key Executive Long-Term Cash Incentive Plan."

     5.2 In the event of a Change of Control at any time during the term of this Agreement, all unvested restricted stock grants and stock options granted to Employee shall automatically vest in full upon the Change of Control.

     5.3 Notwithstanding any other provisions in this Agreement or any other agreement, plan or arrangement, if any payment or benefit received or to be received by Employee, whether under terms of this Agreement or any other agreement, plan or arrangement with the Company or an affiliate of the Company (all such payments and benefits being hereinafter referred to as "Total Payments"), would be subject, in whole or in part, to taxes imposed by Internal Revenue Code ("IRC") Section 4999, then the Total Payments shall be reduced to the extent necessary so that no portion of the Total Payments shall be subject to the parachute excise tax (the "Excise Tax") imposed by IRC Section 4999 (after taking into account any reduction in the Total Payments provided by reason of IRC Section 280G in any other plan, arrangement or agreement). Total Payments shall not include any amounts which are not considered as "parachute payments" under IRC Section 280G in the opinion of suitable experts selected by the Company's Board of Directors. The Company shall provide Employee with the calculation of the foregoing amounts and any supporting materials reasonably necessary for Employee to evaluate the calculations. Any reduction in the Total Payments in accordance with this Paragraph 5.3 shall be made in such order as may be determined by Employee.

     5.4 As used herein, the term "Change of Control" means either (a) the dissolution or liquidation of the Company, (b) a reorganization, merger or consolidation of the Company with one or more entities as a result of which the Company is not the surviving entity, (c) approval by the stockholders of the Company of any sale, lease exchange or other transfer (in one or a series of transactions) of all or substantially all of the assets of the Company,
(d) approval by the stockholder of the Company of any merger or consolidation of the Company in which the holders of voting stock of the Company immediately before the merger or consolidation will not own fifty percent (50%) or more of the outstanding voting shares of the continuing or surviving entity immediately after such merger or consolidation, or (e) a change of 25% or more (rounded to the next whole person) in the membership of the Board of Directors of the Company within a 12-month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of at least 85% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period.

     5.5 Employee shall not be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to Employee under any provisions of this Agreement, and the amounts payable to Employee hereunder shall not be reduced or offset by any payments received by Employee on account of other employment.

6.   COVENANTS.

     6.1 Employee acknowledges that he has entered into an "Employee Patent Assignment and Non-Disclosure Agreement" with the Company.

     6.2 Employee agrees to provide a release of any claims with respect to termination of his employment on such form as reasonably requested by the Company upon payment of the sums provided in Paragraph 5.1 hereinabove and the Company's agreement to perform its other obligations under this Agreement and any other agreement(s) between the Company and Employee.

7.   MISCELLANEOUS PROVISIONS.

     7.1 All terms and conditions of this Agreement are set forth herein, and there are no warranties, agreements or understandings, express or implied, except those expressly set forth herein.

     7.2 Any modifications to this Agreement shall be binding only if evidenced in writing signed by all parties hereto.

     7.3 Any notice or other communication required or permitted to be given hereunder shall be deemed properly given if personally delivered or deposited in the United States Mail, registered or certified and postage prepaid, addressed to the Company at 245 S. Los Robles

Avenue, Pasadena, CA 91101 or to Employee at his most recent home address on file with the Company, or at such other addresses as may from time to time be designated in writing by the respective parties.

     7.4 The laws of the State of California shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties involved.

     7.5 In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

     7.6 This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the Company and the personal representatives, heirs and legatees of Employee.

     7.7 The term "Company" shall include, with respect to employment hereunder, any subsidiary or affiliate of the Company, as well as any successor employer following a Change of Control.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

BY:  ____________________________________________
     James S. Marlen, Chairman of the Board,
     President and Chief Executive Officer


BY:  ____________________________________________
     Gary Wagner